TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 INCOME STATEMENT HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 CASH FLOW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 VISTA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 INCOME STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 35 Page 2 of 35

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. OUR CAPITAL ALLOCATION PHILOSOPHY Cimpress has historically deployed capital via organic investments, share repurchases, acquisitions and equity investments, and debt reduction. We have not paid a dividend and we do not intend to for the foreseeable future. We consider capital to be fungible across all of these categories; we do not favor one over the other, but rather seek to grow our IVPS by allocating capital across these categories in function of the relative returns of current and expected future opportunities. We delegate to our businesses and central teams capital allocation decisions that our operational executives expect to pay back in less than twelve months. For capital allocation with pay back beyond that time frame, we evaluate the relative returns of potential uses of capital. The executives that lead most of our businesses are incentivized based on the long-term returns on invested capital generated in their business. The remainder, most of whom are in our Vista reporting segment or central functions, are primarily incentivized through performance share units, whose payout is based on the long-term growth of the Cimpress share price beyond a hurdle rate, and/or restricted share units. We seek to deliver a weighted average return on our portfolio of deployed capital, net of failures, that is materially above our weighted average cost of capital (WACC), which we estimate to be 8.5%. In support of this objective, we vary the hurdle rates that we use at the time of investment decisions in function of our judgment of the risks to various types of investment. For example, we require only 10% for highly predictable organic investments in established markets, 15% for M&A of established, growing, profitable companies, and 25% for risky investments such as our investments in startup businesses or emerging markets. We recognize that a portfolio of investments that exceeds our WACC does not necessarily mean, by itself, that we have made good capital allocation decisions. We compare our returns against the opportunity cost of potentially higher returns that might have come from deploying the same capital into even higher-returning opportunities of a similar risk level. This more stringent measure of performance clarifies the cost of mistakes which we have made in the past. Page 3 of 35

LETTER FROM ROBERT **APRIL 27, 2022**

Dear Investor,

Across Cimpress we performed well this quarter against a backdrop of inflationary pressures, supply chain challenges, and an omicron-led surge in COVID-19 cases that impacted demand especially in January and February. Our year-over-year Q3 FY2022 reported revenue growth was 15% and organic constant-currency revenue growth was 17% (19% organic constant-currency growth excluding revenue from face mask sales in both periods). Revenue growth was strongest in March and that has continued into April. Consolidated gross profit increased year over year by $33.1 million, or 12%. Inflationary pressures and supply chain challenges remain significant, although we believe these also magnify our scale advantages relative to smaller competitors. We managed our year-over-year consolidated gross margin decline to 120 basis points.

The table below shows the year-over-year change in revenue, gross profit and contribution profit by segment for Q3 FY2022:

	Change Q3 FY2022 versus Q3 FY2021			
	Revenue		**Gross Profit**	**Contribution Profit**
Segment:	**Reported**	**Organic Constant-Currency**	**Reported**	**Reported**
Vista	8%	8%	6%	(5)%
PrintBrothers	28%	36%	34%	37%
The Print Group	26%	35%	34%	35%
National Pen	16%	19%	20%	37%
All Other Businesses	10%	5%	1%	2%
Total	**15%**	**17%**	**12%**	**6%**

Below are highlights of our performance by business segment for the third quarter of FY2022.

Vista

- Vista revenue growth accelerated versus the year-over-year growth in the first half of FY2022 with reported revenue growth for the quarter of 8%, while organic constant-currency revenue growth excluding mask sales was 11%. We were pleased to see this acceleration led by European markets, where our growth had been lagging relative to other markets.
- We passed a critical milestone this quarter with the successful launch of our new modern, flexible technology platform in the United States, and we have continued to launch in other countries with now approximately 90% of our bookings on our new platform. We remain on track to migrate our remaining markets in the next two quarters. As expected, there was a net negative revenue and profit impact in Q3 from the migration in the United States, but the depth of that impact and time it took to return to pre-launch metrics was lower than for our previous country launches.
- Vista can now start to transition to an era of continuously improving the customer experience by leveraging capabilities that the new platform enables. To support this, we have been hiring significant numbers of talented team members in areas such as user experience, design, data & analytics, and marketing who will augment and complement our engineering team members. While these growth investments continue to suppress near-term profits, we expect the new platform and these talent investments to transform, over time, the way customers interact with Vista in ways we could not have under our old tech platform. Examples include rapid new product introduction, personalization of the customer experience, and enhanced design and service including the future integration of the design capabilities of 99designs by Vista, VistaPrint and VistaCreate. These investments, combined with a reduction to discounting and an evolving brand position, are starting to move Vista away from being known primarily for business cards and deep discounts to become the expert design and marketing partner to small business.
- Advertising expense increased by $16.8 million in our Vista business year over year. $2.4 million of this is from increased mid- and upper-funnel advertising in line with our previously shared plans to create more awareness and demand for the fuller set of Vista offerings. The remainder is from expanding the payback threshold on performance advertising compared to the year-ago period.

Please see non-GAAP reconciliations at the end of this document. Page 4 of 35

• Compensation expense, the most significant piece of our organic investment in Vista, grew by $16.0 million year over year in Q3, and we are investing behind our recent acquisition of Depositphotos as well. While we plan to continue to hire in the Vista business in support of our plans, we expect the pace of hiring to slow starting in Q4 of FY2022. Upload and Print Our upload and print businesses delivered strong results in the third quarter, a continuation of their results during the first half of the fiscal year. More stringent pandemic restrictions in the year-ago period helped this quarter's year- over-year revenue growth, but revenue and profits also continued to exceed comparable pre-pandemic periods despite significant increases in material and energy costs. This success is due to continued benefits from on-going new product introduction and incremental revenue and efficiency improvements that have come from transacting over our mass customization platform in order to leverage the relative supply chain strengths of different businesses within Cimpress. National Pen National Pen also continued its strong results with improved revenue growth and even stronger profit growth. National Pen's reported revenue growth for the quarter was 16%, while organic constant-currency revenue growth excluding mask sales was 30%. The work the team has done to invest in new technology and to reduce costs is showing through in the results. During the past quarter, National Pen made a decision to move its European production operations from Ireland to the Czech Republic, which we expect will significantly improve the speed and cost of delivery to European customers when the move is complete about a year from now. This decision resulted in a $3.4 million restructuring charge during the quarter, which is excluded from consolidated and segment EBITDA results. All Other Businesses The businesses in this segment continue to execute well. In BuildASign, we continue to lap difficult comps in the home decor part of the business, but growth in the signage category more than offset this during Q3 FY2022. BuildASign is also benefiting from a steady ramp in fulfilling on behalf of other Cimpress businesses. Printi in Brazil experienced high year-over-year growth rates in revenue and gross profit as it gains scale and introduces new products, although Printi has less of an impact on this segment's results than BuildASign does. Leverage Our net leverage was 4.44x trailing-twelve-month EBITDA at the end of the quarter. We expected an increase from last quarter as: we have a full year of increased organic investment in Vista weighing down EBITDA, which more than offsets the EBITDA expansion in other segments; we had $44 million of cash outflows during the quarter for the deferred payment related to the acquisition of 99designs; and we had our typical seasonal working capital outflows. We expect to delever from current levels in FY2023 as we start to realize more material benefits of our investments across Cimpress. We remain steadfast in our commitment to deliver strong long-term returns for all our constituents against a backdrop of both great opportunity and near-term challenges. Across our businesses, teams are executing well to build on our foundations to improve customer – and per share – value. The remainder of this document provides more details on the summary I have provided here. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 5 of 35

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q3 FY2020	Q3 FY2021	Q3 FY2022	YTD FY20	YTD FY21	YTD FY22
Vista	$ 316,310	$ 321,965	$ 349,216	$1,092,786	$1,082,332	$1,146,810
PrintBrothers	109,496	93,997	119,960	345,403	315,915	383,011
The Print Group	68,537	59,945	75,361	228,494	202,586	238,311
National Pen	68,362	62,220	72,243	266,510	244,561	266,224
All Other Businesses	39,237	44,062	48,486	131,287	142,905	154,076
Inter-segment eliminations	(3,982)	(8,827)	(7,854)	(12,228)	(47,533)	(23,705)
Total revenue	**$ 597,960**	**$ 573,362**	**$ 657,412**	**$2,052,252**	**$1,940,766**	**$2,164,727**
Reported revenue growth	*(10)%*	*(4)%*	*15 %*	*(1)%*	*(5)%*	*12 %*
Organic constant currency revenue growth	*(9)%*	*(10)%*	*17 %*	*(1)%*	*(9)%*	*11 %*
(Loss) income from operations	**$ (87,736)**	**$ (15,697)**	**$ (28,437)**	**$ 59,238**	**$ 114,483**	**$ 74,483**
(Loss) income from operations margin	*(15)%*	*(3)%*	*(4)%*	*3 %*	*6 %*	*3 %*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q3 FY2020	Q3 FY2021	Q3 FY2022	YTD FY20	YTD FY21	YTD FY22
Vista	$ 73,780	$ 64,333	$ 27,386	$ 299,941	$ 266,821	$ 188,114
PrintBrothers	8,686	7,560	12,392	35,922	33,732	47,280
The Print Group	10,934	6,475	11,923	42,673	31,227	42,670
National Pen	(1,244)	(3,324)	(898)	17,005	4,733	22,653
All Other Businesses	3,187	6,515	6,044	8,572	25,781	17,199
Total segment EBITDA	**$ 95,343**	**$ 81,559**	**$ 56,847**	**$ 404,113**	**$ 362,294**	**$ 317,916**
Central and corporate costs	(34,646)	(32,842)	(36,116)	(104,429)	(93,202)	(104,983)
Unallocated share-based compensation	(3,698)	(1,302)	(1,820)	(5,973)	(2,946)	(4,851)
Exclude: share-based compensation expense[1]	8,908	9,545	12,704	21,983	23,071	36,215
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	5,001	(1,936)	2,011	20,247	(2,297)	(987)
Adjusted EBITDA	**$ 70,908**	**$ 55,024**	**$ 33,626**	**$ 335,941**	**$ 286,920**	**$ 243,310**
Adjusted EBITDA margin	*12 %*	*10 %*	*5 %*	*16 %*	*15 %*	*11 %*
Adjusted EBITDA year-over-year (decline) growth	*(20)%*	*(22)%*	*(39)%*	*25 %*	*(15)%*	*(15)%*

[1]SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

CASH FLOW AND OTHER METRICS:

	Q3 FY2020	Q3 FY2021	Q3 FY2022	YTD FY20	YTD FY21	YTD FY22
Net cash provided by (used in) operating activities	$ 18,964	$ (37,220)	$ (48,195)	$ 284,061	$ 218,948	$ 131,716
Net cash provided by (used in) investing activities	6,003	(24,470)	28,654	(47,813)	(101,147)	(48,627)
Net cash provided by (used in) financing activities	170,634	61,569	(49,389)	(36,756)	(130,185)	(98,746)
Adjusted free cash flow	(3,987)	(62,042)	(81,539)	209,599	150,891	39,699
Cash interest related to borrowing	9,450	8,015	13,811	42,763	66,314	63,498

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 35

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q3 FY2020	Q3 FY2021	Q3 FY2022	YTD FY20	YTD FY21	YTD FY22
Adjusted EBITDA	$ 70,908	$ 55,024	$ 33,626	$ 335,941	$ 286,920	$ 243,310
Cash restructuring payments	(2,314)	(144)	—	(5,070)	(4,105)	(244)
Cash taxes	(4,537)	(8,065)	(7,762)	(9,720)	(13,056)	(23,587)
Other changes in net working capital and other reconciling items	(35,643)	(76,020)	(60,248)	5,673	15,503	(24,265)
Purchases of property, plant and equipment	(10,544)	(5,946)	(15,603)	(38,638)	(22,736)	(42,142)
Capitalization of software and website development costs	(12,407)	(18,876)	(17,741)	(35,824)	(45,321)	(49,875)
Adjusted free cash flow before cash interest related to borrowing	**$ 5,463**	**$ (54,027)**	**$ (67,728)**	**$ 252,362**	**$ 217,205**	**$ 103,197**
Cash interest related to borrowing	(9,450)	(8,015)	(13,811)	(42,763)	(66,314)	(63,498)
Adjusted free cash flow	**$ (3,987)**	**$ (62,042)**	**$ (81,539)**	**$ 209,599**	**$ 150,891**	**$ 39,699**

Q3 FY2022 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)



$33.6
$—
($7.8)
($60.2)
($15.6)
($17.7)
($67.7)
($13.8)
($81.5)
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

YTD FY2022 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)



$243.3
($0.2)
($23.6)
($24.3)
($42.1)
($49.9)
$103.2
($63.5)
$39.7
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 35

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (Decline) (1)



$598
$429
$587
$781
$573
$635
$658
$850
$657
(10)%
(36)%
(7)%
(5)%
(4)%
48%
12%
9%
15%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Organic Constant-Currency Revenue Growth (Decline)



(9)%
(36)%
(10)%
(9)%
(10)%
38%
9%
9%
17%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Cash Flow from Operations



$19
$54
$106
$150
($37)
$46
$37
$143
$(48)
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Adjusted Free Cash Flow & Cash Interest



Adj. FCF
Cash Interest
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

	Q320	Q420	Q121	Q221	Q321	Q421	Q122	Q222	Q322
Adj. FCF	($4)	$34	$82	$130	($62)	$15	$12	$109	($82)
Interest	$9	$30	$9	$49	$8	$51	$14	$35	$14

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 35

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data

GAAP Operating Income (Loss) & Adjusted EBITDA


GAAP OI (Loss)
Adjusted EBITDA
($88)
$71
($3)
$64
$36
$88
$94
$143
($16)
$55
$9
$62
$17
$68
$86
$142
($28)
$34
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Net Income (Loss) Attributable to Cimpress


($85)
($42)
($11)
$32
($39)
($68)
($7)
$55
($72)
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22
Q3 FY22

Net Debt (1)


($1,449)
($1,437)
($1,361)
($1,278)
($1,348)
($1,379)
($1,366)
($1,333)
($1,461)
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

($M)	Q3 FY20	Q4 FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22	Q3 FY22
Cash / equivalents	$ 228	$ 45	$ 40	$ 37	$ 36	$ 183	$ 193	$ 231	$ 162
Marketable securities	$—	$—	$—	$—	$—	$203	$192	$175	$108
HY notes	($600)	($600)	($600)	($600)	($600)	($600)	($600)	($600)	($600)
2nd lien notes	$—	($300)	($300)	($300)	($300)	$—	$—	$—	$—
Term loans	($452)	($148)	($146)	($144)	($143)	($1,152)	($1,140)	($1,129)	($1,121)
Revolver	($612)	($422)	($344)	($260)	($329)	$—	$—	$—	$—
Other debt	($14)	($12)	($11)	($11)	($13)	($13)	($11)	($10)	($9)
Net debt	($1,449)	($1,437)	($1,361)	($1,278)	($1,348)	($1,379)	($1,366)	($1,333)	($1,461)

Weighted Average Shares Outstanding (Millions) (2)


Basic
Diluted
26.0
25.9
25.9
26.4
26.0
26.0
26.1
26.4
26.1
26.0
25.9
25.9
26.0
26.0
26.0
26.1
26.1
26.1
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

(1) Excludes debt issuance costs, debt premiums and discounts.
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.
Page 9 of 35

INCOME STATEMENT HIGHLIGHTS

Our **reported revenue growth** in Q3 of 15% was positively impacted by acquisitions but negatively impacted by currency movements. **Organic constant-currency revenue growth** was 17% in Q3. All segments accelerated their year-over-year growth rates from the first half of FY2022, partially driven by more severe COVID restrictions in the year-ago period, as well as improved momentum as the quarter progressed.

Q3 FY2022 **GAAP operating loss** increased $12.7 million year over year to an operating loss of $28.4 million versus a $15.7 million operating loss in the year-ago period. Gross profit increased $33.1 million from higher revenue, and the year-over-year change in operating income also benefited from the non-recurrence of a $19.9 million impairment in the year-ago period. These benefits were more than offset by a $19.4 million increase in advertising expense, increased organic investment in Vista and our central teams, $3.8 million of higher restructuring costs year over year related to a planned efficiency and customer delivery improvement in National Pen, and a $3.2 million increase in share-based compensation (SBC) expenses.

Adjusted EBITDA for Q3 FY2022 was $33.6 million, down $21.4 million from $55.0 million in Q3 FY2021 due to the items described in operating income above (with the exception of SBC, restructuring and impairments that are not included in adjusted EBITDA). The net impact of year-over-year currency movements on adjusted EBITDA was favorable by about $2.9 million.

(continued on next page)

2-Year Stacked Reported Revenue Growth


Earlier period
Later period
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22
Q3'21+ Q3'22
4%
(10)%
(6)%
7%
(36)%
(29)%
1%
8%
(7)%
(1)%
(5)%
(6)%
(10)%
(4)%
(14)%
12%
48%
(36)%
5%
12%
(7)%
4%
9%
(5)%
11%
15%
(4)%

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22
Q3'21+ Q3'22
3%
(9)%
(6)%
5%
(36)%
(31)%
4%
(10)%
(6)%
(9)%
(9)%
(9)%
(10)%
(19)%
2%
38%
(36)%
9%
(10)%
(1)%
0%
9%
(9)%
7%
17%
(10)%

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)


Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
(15)%
($88)
(1)%
($3)
$36
6%
$94
12%
(3)%
($16)
$9
1%
$17
3%
$86
10%
(4)%
($28)

Adjusted EBITDA ($M) & Margin (%) (Quarterly)


Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
$71
12%
$64
15%
$88
15%
$143
18%
$55
10%
$62
10%
$68
10%
$142
17%
$34
5%

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 35

INCOME STATEMENT HIGHLIGHTS (CONTINUED) GAAP net (loss) per diluted share for the third quarter was $(2.75), versus $(1.50) in the same quarter a year ago, as a result of the same impacts as operating income as well as a $25.6 million year-over-year increase in income tax expense as the result of tax expense of $29.6 million to establish a partial valuation allowance on deferred tax assets primarily due to Swiss tax reform benefits recognized in FY2020 that we no longer expect to fully realize. This was partially offset by decreased interest expense and increased non-cash, non-operational currency gains (see details on page 22). Gross profit (revenue minus the cost of revenue) increased year over year by $33.1 million in the third quarter due to materially higher revenue, including from price increases, partially offset by increased material, energy and labor costs. Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the third quarter was 47.1%, down 120 bps compared to Q3 FY2021. Contribution profit (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $11.9 million in the third quarter. Increased gross profit was partially offset by an increase in advertising expense, from $77.3 million in Q3 FY2021 to $96.7 million in Q3 FY2022. Vista was the largest contributor to increased advertising, which is discussed in the Vista section of this document on page 15. Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the third quarter was 30.6%, down from 33.0% in the same quarter a year ago. Advertising as a percent of revenue increased year over year for the third quarter from 13.5% to 14.7%, for the reasons described above. GAAP Operating Income & Adj. EBITDA ($M) (TTM) $109 $56 $67 $39 $111 $124 $104 $96 $84 $453 $400 $409 $367 $351 $349 $328 $327 $306 TTM OI TTM Adj EBITDA Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Gross Profit ($M) & Gross Margin (%) $288 $210 $288 $400 $277 $311 $319 $426 $310 48.2% 48.8% 49.0% 51.2% 48.3% 49.0% 48.5% 50.1% 47.1% Gross Profit Gross Margin % Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Contribution Profit ($M) & Contribution Margin (%) $201 $166 $208 $286 $189 $212 $219 $299 $201 33.7% 38.6% 35.5% 36.7% 33.0% 33.4% 33.2% 35.2% 30.6% Contribution Profit Contribution Margin % Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Please see non-GAAP reconciliations at the end of this document. Page 11 of 35

CASH FLOW

We used $48.2 million of **cash from operations** in Q3 FY2022, compared with a use of $37.2 million in the year-ago period. In addition to the $21.4 million decrease to adjusted EBITDA described on page 10, cash interest payments were $5.8 million higher than in Q3 FY2021. This was partially offset by more favorable seasonal working capital outflows (excluding cash tax, interest and restructuring payments) that were $15.8 million lower than the year-ago period despite holding higher inventory levels due to supply chain disruptions.

Adjusted free cash flow was $(81.5) million in the third quarter of FY2022 compared to $(62.0) million in the same period a year ago. Adjusted free cash flow decreased as a result of the decline in our operating cash flow described above, as well as an increase in capital expenditures of $9.7 million year over year driven by investments in production equipment. Software capitalization decreased slightly by $1.1 million year over year.

For our internal management reporting and budgeting we use **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.



Adjusted Free Cash Flow & Cash Interest ($M) (Quarterly)
FCF
Cash Interest
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

	Q320	Q420	Q121	Q221	Q321	Q421	Q122	Q222	Q322
Adj. FCF	($4)	$34	$82	$130	($62)	$15	$12	$109	($82)
Interest	$9	$30	$9	$49	$8	$51	$14	$35	$14



Adjusted Free Cash Flow & Cash Interest ($M) (TTM)
FCF
Cash Interest
$65
$292
$73
$244
$73
$290
$98
$243
$96
$185
$117
$166
$122
$96
$108
$74
$114
$55
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 35

CASH FLOW (CONTINUED)

Cash Flow from Operations ($M) (Quarterly)


$19
$54
$106
$150
($37)
$46
$37
$143
$(48)
Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22

Cash Flow from Operations ($M) (TTM)


$393
$338
$381
$330
$273
$265
$196
$189
$178
Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22

Certain Cash Payments Impacting Cash Flow from Operations ($M) (Quarterly)


Cash Restructuring
Cash Interest Related to Borrowing
$11 $9 $2
$34 $30 $4
$12 $9 $3
$50 $49 $1
$8 $8 $—
$53 $51 $2
$14 $14 $—
$35 $35 $—
$14 $14 $—
Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22

Certain Cash Payments Impacting Cash Flow from Operations ($M) (TTM)


Cash Restructuring
Cash Interest Related to Borrowing
$71 $65 $6
$82 $73 $9
$82 $73 $9
$108 $98 $10
$104 $96 $8
$124 $117 $7
$126 $122 $4
$111 $108 $3
$117 $114 $3
Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)


Capital Expenditures
Capitalized Software
$23 $12 $11
$20 $8 $12
$23 $15 $8
$20 $12 $8
$25 $19 $6
$32 $16 $16
$25 $16 $9
$34 $16 $18
$33 $18 $16
Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)


Capital Expenditures
Capitalized Software
$101 $50 $51
$94 $44 $50
$91 $46 $45
$86 $47 $39
$88 $53 $35
$100 $61 $39
$101 $62 $39
$115 $67 $48
$123 $65 $58
Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 35

DEBT & SHARE REPURCHASES

As of March 31, 2022, our **total debt**, net of issuance costs, was $1,710.4 million. **Net debt**, excluding issuance costs, other debt discounts and premiums and net of cash, cash equivalents and current and non-current marketable securities, was $1,461.4 million, up from $1,333.4 million as of December 31, 2021, the result of a $43.7 million deferred payment related to our acquisition of 99designs, typical seasonal cash outflows, and increased organic investment as described earlier in the document.

Our capital structure includes significant liquid assets on our balance sheet and, therefore, we look at net leverage instead of gross leverage. The calculation of our debt-covenant-defined leverage ratio (net debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. Our **consolidated net leverage ratio** as calculated per our credit agreement was 4.44 as of March 31, 2022, up from 3.85 as of December 31, 2021. We expect to delever from the current leverage level in FY2023.

Consolidated Net Leverage Ratio*


2.92
3.53
3.32
3.33
3.77
3.72
3.87
3.85
4.44
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

**Consolidated Leverage Ratio as calculated per our credit agreement definitions.*

Cash, Equivalents and Marketable Securities ($M)


Cash and equivalents
Marketable securities (current)
Marketable securities (non-current)
$228
$45
$40
$37
$36
$386
$51
$152
$183
$386
$40
$152
$193
$406
$28
$147
$231
$269
$12
$96
$162
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Interest Expense Related to Borrowing ($M)*
(Income Statement View)


Interest epense related to borrowing
Loss on early extinguishment of debt
$17
$28
$31
$30
$29
$77
$48
$29
$25
$25
$24
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

**Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration*

Share Repurchases ($M)


$90
$—
$—
$—
$—
$—
$—
$—
$—
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 35

SEGMENT RESULTS

VISTA

Vista's Q3 FY2022 revenue was up 8% year over year on both a reported and organic constant-currency basis. Product categories such as business cards, other small format marketing materials, signage, and promotional products and gifts had solid year-over-year growth, while facemasks declined year over year from 3% to less than 1% of revenue.

Vista segment EBITDA declined year over year by $36.9 million in Q3 FY2022. Q3 gross profit grew year over year due to higher revenue, though we estimate there was a roughly $9 million year-over-year net negative impact on gross profit from materials cost inflation, higher inbound freight costs and energy costs. Contribution profit declined due to a $16.8 million increase in advertising spend, which as a percent of revenue increased year over year from 13.9% in the prior-year quarter to 17.6% in Q3 FY2022 as the result of higher mid- and upper-funnel ad spend in Q3 FY2022 versus the year-ago period, as well as expanded payback thresholds on performance advertising. The biggest driver of the EBITDA decline was an approximately $16.0 million increase in organic compensation expense, largely the result of hiring related to our investment in Vista. Increased investment in our acquired Depositphotos business, as well as costs related to supporting our Ukrainian team members, also negatively impacted segment EBITDA performance.

We were pleased with our U.S. site migration that occurred on February 22, 2022 when judged by key metrics such as customer site satisfaction scores, average order value, conversion rates and unique visitor statistics. While there was a net negative revenue and profit impact during the quarter as expected, the depth of that impact and time it took to return to pre-launch metrics was lower than for prior launches.

Subsequent to the end of Q3, we launched the new tech platform in France, also with good results to date. We have now launched new sites in eleven countries covering roughly 90% of Vista's bookings. We have continued to iterate on capabilities to improve customer experience with each launch and remain on track to complete this activity in the next two quarters.

(continued on next page)

Revenue ($M) & Reported Revenue Growth Quarterly (1)



$316
(12)%
$245
(32)%
$329
(4)%
$431
(1)%
$322
2%
$346
42%
$349
6%
$448
4%
$349
8%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

(1) Please see note (1) on page 6 of this document.

Organic Constant-Currency Revenue Growth Quarterly



(11)%
(31)%
(5)%
(6)%
(5)%
32%
2%
3%
8%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
(11)%
(5)%
(16)%
1%
32%
(31)%
2%
(5)%
(3)%
3%
(6)%
(3)%
3%
8%
(5)%
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22
Q3'21+ Q3'22

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 35

VISTA (CONTINUED)

The successful migration process means that Vista can start to transition from an engineering-intensive building and launch of our new technology infrastructure toward an era of continuously improving the customer experience by leveraging capabilities that the new platform enables. To support this, we have been hiring significant numbers of talented team members in areas such as user experience, design, data & analytics, and marketing who will augment and complement our engineering teams. We expect the new platform and these talent investments to transform, over time, the way customers interact with Vista in ways we could not have under our old tech platform. Examples include rapid new product introduction, personalization of the customer experience, and enhanced design and service including the future integration of the design capabilities of 99designs by Vista, VistaPrint and VistaCreate. We expect these new capabilities and experiences to have steadily increasing positive impact to Vista's gross profit generation.


Segment EBITDA ($M) & Segment EBITDA Margin Quarterly
$74
23%
Q3FY20
$66
27%
Q4FY20
$90
27%
Q1FY21
$112
26%
Q2FY21
$64
20%
Q3FY21
$58
16%
Q4FY21
$68
19%
Q1FY22
$93
21%
Q2FY22
$27
8%
Q3FY22


Vista Advertising ($M) & as % of Revenue
Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$45
14%
Q3 FY20
$19
8%
Q4 FY20
$35
11%
Q1 FY21
$67
$4
16%
Q2 FY21
$45
$8
$37
14%
Q3 FY21
$60
$14
$46
17%
Q4 FY21
$48
$3
$45
14%
Q1 FY22
$73
$4
$69
16%
Q2 FY22
$62
$10
$51
18%
Q3 FY22

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 35

UPLOAD AND PRINT Financial results for PrintBrothers and The Print Group are presented on page 6 of this document, as well as on the next page. Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q3 FY2022 grew year over year by 27% at reported currency rates, or 35% on an organic constant-currency basis. This revenue acceleration is due in part to the relatively greater pandemic-related impact in the year-ago period, as well as growth from past new product introduction. Our businesses continue to be impacted by inflation, supply chain pressures, and rising energy costs, but have been performing well against this challenging environment. Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) increased year over year by 73%, or $10.3 million, in Q3 FY2022 despite increased input costs, driven by the profit impact of higher revenue, continued introduction of new products and improved efficiencies as each group better leverages its combined capabilities. Year-over-year currency fluctuations negatively impacted combined upload and print EBITDA. We continue to invest in key areas within our upload and print businesses to exploit scale advantages and improve their cost competitiveness. These businesses also continue to adopt technologies that are part of our mass customization platform, which we believe over the long term will further improve customer value and the efficiency of each business. We believe the current business environment, characterized by lingering pandemic impacts, rising input costs, and supply chain challenges, puts outsized pressure on smaller and less profitable competitors. Our upload and print businesses remain focused on delivering great value for their customers and, in turn, realizing market share gains. WHAT BUSINESSES ARE IN THESE SEGMENTS? PRINTBROTHERS: THE PRINT GROUP: Please see non-GAAP reconciliations at the end of this document. Page 17 of 35

PRINTBROTHERS:

Revenue ($M) & Reported Revenue Growth Quarterly



$109
$73
$100
$122
$94
$106
$125
$138
$120
—%
(38)%
(8)%
(4)%
(14)%
46%
25%
13%
28%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Organic Constant-Currency Revenue Growth Quarterly



—%
(39)%
(15)%
(11)%
(21)%
34%
24%
18%
36%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
—%
(21)%
(21)%
34%
(39)%
(5)%
9%
24%
(15)%
7%
18%
(11)%
15%
36%
(21)%
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22
Q3'21+ Q3'22

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly



$9
$3
$10
$16
$8
$9
$16
$19
$12
8%
5%
10%
14%
8%
9%
13%
14%
10%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

THE PRINT GROUP:

Revenue ($M) & Reported Revenue Growth Quarterly



$69
$47
$66
$76
$60
$73
$73
$90
$75
(13)%
(47)%
(8)%
(13)%
(13)%
56%
10%
18%
26%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Organic Constant-Currency Revenue Growth Quarterly



(10)%
(46)%
(12)%
(19)%
(20)%
43%
8%
23%
35%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
(10)%
(20)%
(30)%
43%
(46)%
(3)%
8%
(12)%
(4)%
4%
23%
(19)%
15%
35%
(20)%
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22
Q3'21+ Q3'22

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly



$11
$9
$12
$13
$6
$12
$14
$16
$12
16%
19%
18%
16%
11%
16%
20%
18%
16%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 35

NATIONAL PEN

National Pen's Q3 FY2022 revenue grew 16% year over year on a reported basis and 19% on an organic constant-currency basis. Excluding the impact of the sale of face masks in each period, National Pen's organic constant-currency revenue growth was 30%. National Pen's direct marketing, e-commerce, and direct sales channels continue to perform well.

Segment EBITDA increased year over year by $2.4 million in Q3 FY2022. In addition to improvements in revenue this quarter, the business continued to see a year-over-year benefit to gross profit driven by improved average order value and a more normalized mix of products, partially offset by higher freight costs. National Pen also improved its advertising efficiency year over year.

During the past quarter, National Pen made a decision to move its European production operations from Ireland to the Czech Republic, which we expect will significantly improve the speed and cost of delivery to European customers when the move is complete about a year from now. This decision resulted in a $3.4 million restructuring charge during the quarter, which you see in our consolidated income statement, but is excluded from consolidated and segment EBITDA results.

We continue to make investments in National Pen's e-commerce, data and other technology capabilities that have contributed to the improved growth and profitability in addition to cost reductions. As more markets are covered by the new e-commerce platform, National Pen is improving its growth prospects because the e-commerce portion of National Pen revenue is growing faster than other channels. The new platform is now rolled out in all markets except the U.S. and Canada, and we are on track to migrate those sites by the end of the upcoming September quarter.


Revenue ($M) & Reported Revenue Growth
Quarterly
$68
(14%)
$33
(53%)
$68
(4%)
$115
(10%)
$62
(9%)
109%
$69
$69
2%
$125
9%
$72
16%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22


Organic Constant-Currency Revenue Growth
Quarterly
(13%)
(53%)
(5%)
(13%)
(12%)
103%
2%
11%
19%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22


2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
(13)%
(12)%
(25)%
50%
103%
(53)%
2%
(5)%
(3)%
11%
(13)%
(2)%
7%
19%
(12)%
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22
Q3'21+ Q3'22


Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin
Quarterly
(2%)
($1)
(29%)
($9)
(16%)
($11)
$19
16%
(5%)
($3)
$7
10%
(12%)
($8)
$32
25%
(1%)
($1)
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 35

ALL OTHER BUSINESSES

This segment delivered increased revenue during Q3 FY2022 compared to the prior year, driven by year-over-year growth at both BuildASign and Printi, as well as the addition of revenue from a profitable, fast-growing business acquired during the fourth quarter of FY2021 that is included in BuildASign's results. Revenue in this segment grew 10% year over year in Q3 on a reported basis and 5% on an organic constant-currency basis. We continue to lap the increased demand for home decor products last year in the BuildASign business, but this was more than offset by strong growth in signage products this quarter as well as an uptick in fulfillment of orders from other Cimpress businesses.

Q3 FY2022 segment EBITDA declined year over year by $0.5 million due to an increase in materials and labor input costs not fully offset by pricing increases to customers. Segment EBITDA margin declined year over year from 15% last year to 12% in Q3 FY2022.



Revenue ($M) & Reported Revenue Growth*
Quarterly
Revenue
Reported Revenue Growth
$39
$43
$43
$55
$44
$49
$48
$58
$48
3%
1%
3%
11%
12%
16%
10%
4%
10%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22



Organic Constant-Currency Revenue Growth
Quarterly
5%
4%
6%
14%
15%
13%
5%
—%
5%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of two early-stage businesses that we continue to manage at a relatively modest operating loss as previously described and planned. We expect fluctuations in growth as each of their business models evolve in function of customer feedback, testing, and entrepreneurial pivoting.

BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas. In Q4 FY21, we closed a small acquisition under BuildASign in a new product category.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

YSD is a startup business in China that provides end-to-end mass customization software solutions to brands and IP owners, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.



Segment EBITDA ($M) & Segment EBITDA Margin
Quarterly
$3
8%
$9
21%
$9
20%
$11
19%
$7
15%
$6
12%
$5
10%
$6
11%
$6
12%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 35

CENTRAL AND CORPORATE COSTS

Central and corporate costs increased 11% year over year in Q3 FY2022 from $34.1 million to $37.9 million, due to increased headcount, particularly related to our MCP investment, and central operating costs including some that are volume driven.

Excluding unallocated SBC, central and corporate costs were up 10%, or $3.3 million, year over year during the third quarter.

Our Cimpress Technology team continues to make progress in developing new MCP services and increasing their adoption in our businesses. Focus areas continue to be intra-Cimpress wholesale transactions, the adoption of modern e-commerce technologies now being rolled out in Vista, National Pen and multiple upload and print businesses, and technologies that are designed to improve customer experience, drive higher conversion rates and automate manual processes.

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, (3) privacy and information security management and (4) the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy.


Central and Corporate Costs ($M) Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$37
$4
$6
$17
$12
$30
$1
$5
$14
$10
$31
$1
$6
$14
$10
$31
$—
$6
$16
$8
$34
$1
$6
$14
$12
$39
$4
$7
$16
$12
$35
$1
$7
$15
$12
$37
$2
$8
$16
$11
$38
$2
$8
$17
$12
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22


Central and Corporate Costs Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)
$35
6%
$29
7%
$30
5%
$30
4%
$33
6%
$36
6%
$34
5%
$35
4%
$36
5%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 21 of 35

CURRENCY IMPACTS Changes in currency rates negatively impacted our year- over-year reported revenue growth rate by about 400 basis points in Q3 FY2022. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. We look at constant- currency growth rates to understand revenue trends in the absence of currency movements. Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities. Our Other income (expense), net was $12.3 million in Q3 FY2022, mainly driven by: • Realized gains on certain currency hedges that were $2.0 million for the third quarter. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA. • Unrealized gains of approximately $10.3 million in Q3 that were primarily related to gains and losses on the revaluation of currency derivatives, ineffective interest rate swaps, and intercompany, cash and debt balances. These are included in our net income but mostly excluded from our adjusted EBITDA. Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period. Y/Y Impact from Currency* Financial Measure Q3 FY2022 Revenue Negative Operating income Positive Net income Positive Segment EBITDA Mixed by segment Adjusted EBITDA Positive Adjusted free cash flow Positive *Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation. Other Income (Expense), Net ($M) $23 ($6) ($9) ($17) $10 ($3) $13 $13 $12 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Realized Gains (Losses) on Certain Currency Derivatives ($M) $5 $4 $1 ($2) ($2) ($5) ($4) $1 $2 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Please see non-GAAP reconciliations at the end of this document. Page 22 of 35

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) March 31, 2022 June 30, 2021 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 161,512 $ 183,023 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95,637 152,248 Accounts receivable, net of allowances of $6,614 and $9,404, respectively . . . . . . . . . . . . . . . . . 66,702 50,679 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 97,919 70,044 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108,740 72,504 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 530,510 528,498 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 298,827 328,679 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 79,051 87,626 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92,266 87,690 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113,059 149,618 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 787,572 726,979 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 171,813 186,744 Marketable securities, non-current 12,116 50,713 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38,296 35,951 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,123,510 $ 2,182,498 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 229,774 $ 199,831 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 262,620 247,513 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59,556 50,868 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,922 9,895 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28,293 26,551 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27,206 103,515 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 618,371 638,173 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30,682 27,433 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,699,434 1,732,511 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55,888 66,222 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62,753 96,410 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,467,128 2,560,749 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 119,834 71,120 Shareholders’ deficit: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; 26,104,993 and 26,035,910 shares outstanding, respectively . . . . . . . . . . . . . . . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, none and 25,000 issued and outstanding, respectively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 28 Treasury shares, at cost, 17,975,634 and 18,044,717 shares, respectively . . . . . . . . . . . . . . . . . . (1,363,956) (1,368,595) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 488,149 459,904 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 461,363 530,159 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (49,623) (71,482) Total shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (463,452) (449,371) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,123,510 $ 2,182,498 Please see non-GAAP reconciliations at the end of this document. Page 23 of 35

CIMPRESS PLC CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited in thousands, except share and per share data) Three Months Ended March 31, Nine Months Ended March 31, 2022 2021 2022 2021 Revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $657,412 $573,362 $2,164,727 $1,940,766 Cost of revenue (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 347,452 296,533 1,110,378 976,115 Technology and development expense (1) . . . . . . . . . . . . . . . . . . . . . . . . 75,291 62,572 212,835 186,097 Marketing and selling expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 194,618 154,472 577,931 474,944 General and administrative expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . 50,888 62,358 144,162 147,149 Amortization of acquired intangible assets . . . . . . . . . . . . . . . . . . . . . . . . 14,180 13,506 41,520 40,264 Restructuring expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,420 (382) 3,418 1,714 (Loss) income from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (28,437) (15,697) 74,483 114,483 Other income (expense), net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,321 9,785 38,330 (16,167) Interest expense, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (24,247) (29,002) (75,304) (89,659) (Loss) income before income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (40,363) (34,914) 37,509 8,657 Income tax expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29,529 3,927 56,208 23,675 Net (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (69,892) (38,841) (18,699) (15,018) Add: Net (loss) attributable to noncontrolling interest . . . . . . . . . . . . . . . (1,925) (209) (5,027) (2,500) Net (loss) attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . ($71,817) ($39,050) ($23,726) ($17,518) Basic net (loss) per share attributable to Cimpress plc . . . . . . . . . . . . . . ($2.75) ($1.50) ($0.91) ($0.67) Diluted net (loss) per share attributable to Cimpress plc . . . . . . . . . . . . ($2.75) ($1.50) ($0.91) ($0.67) Weighted average shares outstanding — basic . . . . . . . . . . . . . . . . . . . . 26,102,610 26,003,675 26,090,460 25,984,300 Weighted average shares outstanding — diluted . . . . . . . . . . . . . . . . . . 26,102,610 26,003,675 26,090,460 25,984,300 ____________________________________________ (1) Share-based compensation is allocated as follows: Three Months Ended March 31, Nine Months Ended March 31, 2022 2021 2022 2021 Cost of revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 137 $ 99 $ 380 $ 233 Technology and development expense . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,397 2,284 9,655 5,690 Marketing and selling expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,961 1,808 8,436 4,247 General and administrative expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,209 5,354 17,744 12,901 Page 24 of 35

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended March 31, Nine Months Ended March 31, 2022 2021 2022 2021 Operating activities Net loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (69,892) $ (38,841) $ (18,699) $ (15,018) Adjustments to reconcile net loss to net cash (used in) provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43,651 42,809 133,397 128,696 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,704 9,545 36,215 23,071 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22,659 (168) 26,636 2,513 Unrealized (gain) loss on derivatives not designated as hedging instruments included in net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,619) (14,265) (25,639) 18,280 Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . . 455 5,669 (5,847) 2,537 Impairment of long-lived assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 19,882 — 19,882 Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (6,505) (2,680) (8,204) 2,149 Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,662) 4,608 (17,764) (9,651) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8,637) 4,472 (31,964) 4,982 Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . (8,807) (5,320) (18,776) (5,242) Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (33,458) (50,210) 35,860 10,590 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . 6,916 (12,721) 26,501 36,159 Net cash (used in) provided by operating activities (48,195) (37,220) 131,716 218,948 Investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . (15,603) (5,946) (42,142) (22,736) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . . (6,312) — (75,258) (36,395) Capitalization of software and website development costs . . . . . . . . . . (17,741) (18,876) (49,875) (45,321) Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . 66,679 — 93,679 — Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,631 202 27,466 3,574 Payments for settlement of derivatives designated as hedging instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (1,880) — Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 150 (617) (269) Net cash provided by (used in) investing activities 28,654 (24,470) (48,627) (101,147) Financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 233,051 — 534,051 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,478) (167,050) (11,149) (639,519) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (5) (1,410) (1,440) (2,461) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (43,647) (557) (43,647) (1,205) Payments of withholding taxes in connection with equity awards . . . . . (200) (1) (3,098) (5,593) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,992) (2,211) (35,099) (5,486) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (324) (5,063) Distribution to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (3,963) (4,599) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (67) (253) (26) (310) Net cash (used in) provided by financing activities . . . . . . . . . . . . . . . . . (49,389) 61,569 (98,746) (130,185) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . (717) (398) (5,854) 3,727 Net decrease in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . (69,647) (519) (21,511) (8,657) Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . 231,159 36,883 183,023 45,021 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . $ 161,512 $ 36,364 $ 161,512 $ 36,364 Page 25 of 35

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth (year over year and year over two year), constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, reported revenue growth excluding revenue from face masks, upload and print group revenue growth, constant- currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing-twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, and the revenue from several small acquired businesses for the first year after acquisition. • Reported revenue growth excluding revenue from face masks removes revenue from face masks in all periods to provide a view of the underlying revenue trend for products and services other than pandemic-related face masks. This non-GAAP measure does not adjust for currency fluctuations or acquisition timing. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 26 of 35

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	(10)%	(36)%	(7)%	(5)%	(4)%	48 %	12 %	9 %	15 %
Currency impact	2 %	1 %	(2)%	(3)%	(4)%	(6)%	(1)%	2 %	4 %
Revenue growth in constant currency	(8)%	(35)%	(9)%	(8)%	(8)%	42 %	11 %	11 %	19 %
Impact of TTM acquisitions, divestitures & JVs	(1)%	(1)%	(1)%	(1)%	(2)%	(4)%	(2)%	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(9)%	(36)%	(10)%	(9)%	(10)%	38 %	9 %	9 %	17 %
Face Mask Revenue Impact	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5 %	2 %
Revenue growth in constant currency ex. TTM acquisitions & divestitures & face masks	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14 %	19 %

Vista	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	(12)%	(32)%	(4)%	(1)%	2 %	42 %	6 %	4 %	8 %
Currency impact	1 %	1 %	(1)%	(3)%	(3)%	(5)%	(1)%	1 %	2 %
Revenue growth in constant currency	(11)%	(31)%	(5)%	(4)%	(1)%	37 %	5 %	5 %	10 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	(2)%	(4)%	(5)%	(3)%	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(11)%	(31)%	(5)%	(6)%	(5)%	32 %	2 %	3 %	8 %
Face Mask Revenue Impact	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6 %	3 %
Revenue growth in constant currency ex. TTM acquisitions & divestitures & face masks	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9 %	11 %

Upload and Print ($M)	Q3FY21	Q3FY22
PrintBrothers reported revenue	$ 94.0	$ 120.0
The Print Group reported revenue	$ 59.9	$ 75.4
Upload and Print inter-segment eliminations	$ (0.2)	$ (0.3)
Total Upload and Print revenue in USD	**$ 153.7**	**$ 195.0**

Upload and Print	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	50 %	19 %	15 %	27 %
Currency impact	(13)%	(1)%	5 %	9 %
Revenue growth in constant currency	37 %	18 %	20 %	36 %
Impact of TTM acquisitions	— %	— %	— %	(1)%
Revenue growth in constant currency excl. TTM acquisitions	37 %	18 %	20 %	35 %

PrintBrothers	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	— %	(38)%	(8)%	(4)%	(14)%	46 %	25 %	13 %	28 %
Currency impact	3 %	1 %	(5)%	(7)%	(7)%	(12)%	(1)%	5 %	9 %
Revenue growth in constant currency	3 %	(37)%	(13)%	(11)%	(21)%	34 %	24 %	18 %	37 %
Impact of TTM acquisitions	(3)%	(2)%	(2)%	— %	— %	— %	— %	— %	(1)%
Revenue growth in constant currency excl. TTM acquisitions	— %	(39)%	(15)%	(11)%	(21)%	34 %	24 %	18 %	36 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, and the revenue from several small acquired businesses for the first year after acquisition.

Values may not sum to total due to rounding.

Page 27 of 35

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

The Print Group	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	(13)%	(47)%	(8)%	(13)%	(13)%	56 %	10 %	18 %	26 %
Currency impact	3 %	1 %	(4)%	(6)%	(7)%	(13)%	(2)%	5 %	9 %
Revenue growth in constant currency	(10)%	(46)%	(12)%	(19)%	(20)%	43 %	8 %	23 %	35 %

National Pen	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	(14)%	(53)%	(4)%	(10)%	(9)%	109 %	2 %	9 %	16 %
Currency impact	1 %	— %	(1)%	(3)%	(3)%	(6)%	— %	2 %	3 %
Revenue growth in constant currency	(13)%	(53)%	(5)%	(13)%	(12)%	103 %	2 %	11 %	19 %
Face Mask Revenue Impact	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8 %	11 %
Revenue growth in constant currency ex. TTM acquisitions & divestitures & face masks	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19 %	30 %

All Other Businesses	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	3 %	1 %	3 %	11 %	12 %	16 %	10 %	4 %	10 %
Currency impact	2 %	2 %	3 %	3 %	3 %	(1)%	— %	1 %	(1)%
Revenue growth in constant currency	5 %	3 %	6 %	14 %	15 %	15 %	10 %	5 %	9 %
Impact of TTM acquisitions and divestitures	— %	1 %	— %	— %	— %	(2)%	(5)%	(5)%	(4)%
Revenue growth in constant currency excl. TTM acquisitions & divestitures	5 %	4 %	6 %	14 %	15 %	13 %	5 %	— %	5 %

CONSTANT-CURRENCY REVENUE GROWTH RATES

(YTD)

Total Company	YTD Q3FY20	YTD Q3FY21	YTD Q3FY22
Reported revenue growth	(1)%	(5)%	12 %
Currency impact	— %	(3)%	1 %
Revenue growth in constant currency	(1)%	(8)%	13 %
Impact of TTM acquisitions, divestitures & JVs	— %	(1)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(1)%	(9)%	11 %

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q3FY19	Q4FY19	Q1FY20	Q2FY20
Reported revenue growth	4 %	7 %	8 %	(1)%
Currency impact	5 %	3 %	2 %	2 %
Revenue growth in constant currency	9 %	10 %	10 %	1 %
Impact of TTM acquisitions, divestitures & JVs	(6)%	(5)%	(6)%	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	3 %	5 %	4 %	— %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, and the revenue from several small acquired businesses for the first year after acquisition.

Values may not sum to total due to rounding.

Page 28 of 35

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

(Quarterly)

Total Company	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	(10)%	(36)%	(7)%	(5)%	(4)%	48 %	12 %	9 %	15 %
Currency impact	2 %	1 %	(2)%	(3)%	(4)%	(6)%	(1)%	2 %	4 %
Revenue growth in constant currency	(8)%	(35)%	(9)%	(8)%	(8)%	42 %	11 %	11 %	19 %
Impact of TTM acquisitions, divestitures & JVs	(1)%	(1)%	(1)%	(1)%	(2)%	(4)%	(2)%	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(9)%	(36)%	(10)%	(9)%	(10)%	38 %	9 %	9 %	17 %
2-Year Stacked Organic Constant-Currency	**Q3'19+ Q3'20**	**Q4'19+ Q4'20**	**Q1'20+ Q1'21**	**Q2'20+ Q2'21**	**Q3'20+ Q3'21**	**Q4'20+ Q4'21**	**Q1'21+ Q1'22**	**Q2'21+ Q2'22**	**Q3'21+ Q3'22**
Year 1 (Earlier of the 2 Stacked Periods)	3 %	5 %	4 %	— %	(9)%	(36)%	(10)%	(9)%	(10)%
Year 2 (More Recent of the 2 Stacked Periods)	(9)%	(36)%	(10)%	(9)%	(10)%	38 %	9 %	9 %	17 %
Year 1 + Year 2	(6)%	(31)%	(6)%	(9)%	(19)%	2 %	(1)%	— %	7 %

Vista	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	(12)%	(32)%	(4)%	(1)%	2 %	42 %	6 %	4 %	8 %
Currency impact	1 %	1 %	(1)%	(3)%	(3)%	(5)%	(1)%	1 %	2 %
Revenue growth in constant currency	(11)%	(31)%	(5)%	(4)%	(1)%	37 %	5 %	5 %	10 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	(2)%	(4)%	(5)%	(3)%	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(11)%	(31)%	(5)%	(6)%	(5)%	32 %	2 %	3 %	8 %
2-Year Stacked Organic Constant-Currency					**Q3'20+ Q3'21**	**Q4'20+ Q4'21**	**Q1'21+ Q1'22**	**Q2'21+ Q2'22**	**Q3'21+ Q3'22**
Year 1 (Earlier of the 2 Stacked Periods)					(11)%	(31)%	(5)%	(6)%	(5)%
Year 2 (More Recent of the 2 Stacked Periods)					(5)%	32 %	2 %	3 %	8 %
Year 1 + Year 2					(16)%	1 %	(3)%	(3)%	3 %

PrintBrothers	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	— %	(38)%	(8)%	(4)%	(14)%	46 %	25 %	13 %	28 %
Currency impact	3 %	1 %	(5)%	(7)%	(7)%	(12)%	(1)%	5 %	9 %
Revenue growth in constant currency	3 %	(37)%	(13)%	(11)%	(21)%	34 %	24 %	18 %	37 %
Impact of TTM acquisitions, divestitures & JVs	(3)%	(2)%	(2)%	— %	— %	— %	— %	— %	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	— %	(39)%	(15)%	(11)%	(21)%	34 %	24 %	18 %	36 %
2-Year Stacked Organic Constant-Currency					**Q3'20+ Q3'21**	**Q4'20+ Q4'21**	**Q1'21+ Q1'22**	**Q2'21+ Q2'22**	**Q3'21+ Q3'22**
Year 1 (Earlier of the 2 Stacked Periods)					— %	(39)%	(15)%	(11)%	(21)%
Year 2 (More Recent of the 2 Stacked Periods)					(21)%	34 %	24 %	18 %	36 %
Year 1 + Year 2					(21)%	(5)%	9 %	7 %	15 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, and the revenue from several small acquired businesses for the first year after acquisition.

Values may not sum to total due to rounding.

Page 29 of 35

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

(Quarterly)

The Print Group	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	(13)%	(47)%	(8)%	(13)%	(13)%	56 %	10 %	18 %	26 %
Currency impact	3 %	1 %	(4)%	(6)%	(7)%	(13)%	(2)%	5 %	9 %
Revenue growth in constant currency	(10)%	(46)%	(12)%	(19)%	(20)%	43 %	8 %	23 %	35 %

2-Year Stacked Organic Constant-Currency	Q3'20+ Q3'21	Q4'20+ Q4'21	Q1'21+ Q1'22	Q2'21+ Q2'22	Q3'21+ Q3'22
Year 1 (Earlier of the 2 Stacked Periods)	(10)%	(46)%	(12)%	(19)%	(20)%
Year 2 (More Recent of the 2 Stacked Periods)	(20)%	43 %	8 %	23 %	35 %
Year 1 + Year 2	(30)%	(3)%	(4)%	4 %	15 %

National Pen	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Reported revenue growth	(14)%	(53)%	(4)%	(10)%	(9)%	109 %	2 %	9 %	16 %
Currency impact	1 %	— %	(1)%	(3)%	(3)%	(6)%	— %	2 %	3 %
Revenue growth in constant currency	(13)%	(53)%	(5)%	(13)%	(12)%	103 %	2 %	11 %	19 %

2-Year Stacked Organic Constant-Currency	Q3'20+ Q3'21	Q4'20+ Q4'21	Q1'21+ Q1'22	Q2'21+ Q2'22	Q3'21+ Q3'22
Year 1 (Earlier of the 2 Stacked Periods)	(13)%	(53)%	(5)%	(13)%	(12)%
Year 2 (More Recent of the 2 Stacked Periods)	(12)%	103 %	2 %	11 %	19 %
Year 1 + Year 2	(25)%	50 %	(3)%	(2)%	7 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, and the revenue from several small acquired businesses for the first year after acquisition.

Values may not sum to total due to rounding.

Page 30 of 35

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Vista	$ 73.8	$ 66.4	$ 90.2	$112.3	$ 64.3	$ 57.9	$ 68.0	$ 92.7	$ 27.4
PrintBrothers	8.7	3.5	9.7	16.5	7.6	9.4	16.3	18.6	12.4
The Print Group	10.9	8.9	12.2	12.6	6.5	11.9	14.4	16.4	11.9
National Pen	(1.2)	(9.4)	(10.7)	18.7	(3.3)	6.9	(8.0)	31.6	(0.9)
All Other Businesses	3.2	8.9	8.6	10.7	6.5	5.9	4.9	6.3	6.0
Total segment EBITDA (loss)	**$ 95.3**	**$ 78.3**	**$110.0**	**$170.7**	**$ 81.6**	**$ 92.0**	**$ 95.6**	**$165.5**	**$ 56.8**
Central and corporate costs ex. unallocated SBC	(34.6)	(29.0)	(29.9)	(30.5)	(32.8)	(35.6)	(34.1)	(34.7)	(36.1)
Unallocated SBC	(3.7)	(1.0)	(1.2)	(0.5)	(1.3)	(3.7)	(1.1)	(1.9)	(1.8)
Exclude: share-based compensation included in segment EBITDA	8.9	11.3	8.3	5.2	9.5	14.0	11.0	12.5	12.7
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	5.0	4.3	1.2	(1.6)	(1.9)	(4.6)	(3.7)	0.7	2.0
Adjusted EBITDA[2,3]	**$ 70.9**	**$ 63.8**	**$ 88.5**	**$143.4**	**$ 55.0**	**$ 62.2**	**$ 67.6**	**$142.1**	**$ 33.6**
Depreciation and amortization	(41.8)	(41.2)	(42.3)	(43.6)	(42.8)	(44.5)	(44.4)	(45.3)	(43.7)
Proceeds from insurance	—	—	—	—	(0.1)	—	—	—	—
Earn-out related charges	—	0.1	—	—	—	—	—	—	—
Share-based compensation expense[1]	(8.9)	(11.3)	(8.3)	(5.2)	(9.5)	(14.0)	(11.0)	(12.5)	(12.7)
Certain impairments and other adjustments	(102.0)	(1.9)	(0.8)	0.2	(20.6)	0.7	0.8	2.7	(0.3)
Restructuring-related charges	(0.9)	(8.5)	0.1	(2.2)	0.4	0.1	0.3	(0.3)	(3.4)
Realized (gains) losses on currency derivatives not included in operating income	(5.0)	(4.3)	(1.2)	1.6	1.9	4.6	3.7	(0.7)	(2.0)
Total income (loss) from operations	**$(87.7)**	**$ (3.3)**	**$ 36.0**	**$ 94.2**	**$(15.7)**	**$ 9.0**	**$ 16.9**	**$ 86.0**	**$(28.4)**
Operating income (loss) margin	*(15)%*	*(1)%*	*6 %*	*12 %*	*(3)%*	*1 %*	*3 %*	*10 %*	*(4)%*
Operating income (loss) year-over-year growth	*(396)%*	*(107)%*	*42 %*	*(23)%*	*82 %*	*376 %*	*(53)%*	*(9)%*	*81 %*

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.
Page 31 of 35

ADJUSTED EBITDA

(Quarterly, in millions)

	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
GAAP operating income (loss)	($87.7)	($3.3)	$36.0	$94.2	($15.7)	$9.0	$16.9	$86.0	($28.4)
Depreciation and amortization	$41.8	$41.2	$42.3	$43.6	$42.8	$44.5	$44.4	$45.3	$43.7
Share-based compensation expense[1]	$8.9	$11.3	$8.3	$5.2	$9.5	$14.0	$11.0	$12.5	$12.7
Proceeds from insurance	$—	$—	$—	$—	$0.1	$—	$—	$—	$—
Earn-out related charges	$—	($0.1)	$—	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$102.0	$1.9	$0.8	($0.2)	$20.6	($0.7)	($0.8)	($2.7)	$0.3
Restructuring related charges	$0.9	$8.5	($0.1)	$2.2	($0.4)	($0.1)	($0.3)	$0.3	$3.4
Realized gains (losses) on currency derivatives not included in operating income	$5.0	$4.3	$1.2	($1.6)	($1.9)	($4.6)	($3.7)	$0.7	$2.0
Adjusted EBITDA[2,3]	**$70.9**	**$63.8**	**$88.5**	**$143.4**	**$55.0**	**$62.2**	**$67.6**	**$142.1**	**$33.6**

ADJUSTED EBITDA

(YTD, in millions)

	YTD FY2020	YTD FY2021	YTD FY2022
GAAP operating income (loss)	$59.2	$114.5	$74.5
Depreciation and amortization	$126.7	$128.7	$133.4
Share-based compensation expense[1]	$22.0	$23.1	$36.2
Proceeds from insurance	$—	$0.1	$—
Certain impairments and other adjustments	$102.7	$21.1	($3.2)
Restructuring related charges	$5.0	$1.7	$3.4
Realized gains (losses) on currency derivatives not included in operating income	$20.2	($2.3)	($1.0)
Adjusted EBITDA[2,3]	**$335.9**	**$286.9**	**$243.3**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 32 of 35

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q3FY20	TTM Q4FY20	TTM Q1FY21	TTM Q2FY21	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22	TTM Q3FY22
GAAP operating income (loss)	$108.6	$56.0	$66.6	$39.2	$111.2	$123.5	$104.5	$96.3	$83.5
Depreciation and amortization	$170.4	$167.9	$167.7	$168.9	$169.9	$173.2	$175.4	$177.1	$177.9
Waltham, MA lease depreciation adjustment	($1.0)	$—	$—	$—	$—	$—	$—	$—	$—
Share-based compensation expense[1]	$29.6	$33.3	$36.8	$33.7	$34.3	$37.0	$39.8	$47.0	$50.2
Proceeds from insurance	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1	$—
Interest expense associated with Waltham, MA lease	($1.8)	$—	$—	$—	$—	$—	$—	$—	$—
Earn-out related charges	$—	($0.1)	($0.1)	($0.1)	($0.1)	$—	$—	$—	$—
Certain impairments and other adjustments	$112.7	$104.6	$105.6	$104.4	$23.0	$20.5	$18.9	$16.4	($3.9)
Restructuring related charges	$8.0	$13.5	$11.3	$11.6	$10.3	$1.6	$1.4	($0.5)	$3.3
Realized gains (losses) on currency derivatives not included in operating income	$26.6	$24.5	$20.9	$8.9	$2.0	($6.9)	($11.7)	($9.5)	($5.5)
Adjusted EBITDA[2,3]	**$453.1**	**$399.8**	**$408.7**	**$366.6**	**$350.8**	**$349.1**	**$328.3**	**$326.9**	**$305.5**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
Net cash provided by (used in) operating activities	$19.0	$54.4	$105.7	$150.5	($37.2)	$46.3	$36.6	$143.3	($48.2)
Purchases of property, plant and equipment	($10.5)	($11.8)	($8.4)	($8.4)	($5.9)	($15.8)	($8.6)	($17.9)	($15.6)
Capitalization of software and website development costs	($12.4)	($8.2)	($14.8)	($11.6)	($18.9)	($15.6)	($15.6)	($16.5)	($17.7)
Adjusted free cash flow	**($4.0)**	**$34.4**	**$82.5**	**$130.4**	**($62.0)**	**$14.9**	**$12.3**	**$108.9**	**($81.5)**

Reference:

Value of finance leases	$1.5	$—	$0.1	$0.1	$5.5	$1.4	$0.9	$2.7	$0.2
Cash restructuring payments	$2.3	$4.0	$2.5	$1.4	$0.1	$2.5	$—	$0.2	$—
Cash paid during the period for interest	$9.5	$30.1	$9.1	$49.2	$8.0	$50.7	$14.4	$35.3	$13.8
Cash interest related to borrowing	**$9.5**	**$30.1**	**$9.1**	**$49.2**	**$8.0**	**$50.7**	**$14.4**	**$35.3**	**$13.8**

Values may not sum to total due to rounding.

Page 33 of 35

ADJUSTED FREE CASH FLOW

(Year To Date, in millions)

	YTD FY2020	YTD FY2021	YTD FY2022
Net cash provided by operating activities	$284.1	$218.9	$131.7
Purchases of property, plant and equipment	($38.6)	($22.7)	($42.1)
Capitalization of software and website development costs	($35.8)	($45.3)	($49.9)
Adjusted free cash flow	**$209.6**	**$150.9**	**$39.7**

Reference:

Value of new finance leases	$1.6	$5.6	$3.8
Cash restructuring payments	$5.1	$4.1	$0.2

Cash paid during the period for interest	$42.8	$66.3	$63.5
Cash interest related to borrowing	**$42.8**	**$66.3**	**$63.5**

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q3FY20	TTM Q4FY20	TTM Q1FY21	TTM Q2FY21	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22	TTM Q3FY22
Net cash provided by operating activities	$392.7	$338.4	$381.2	$329.5	$273.3	$265.2	$196.1	$189.0	$178.0
Purchases of property, plant and equipment	($51.3)	($50.5)	($44.7)	($39.2)	($34.6)	($38.5)	($38.8)	($48.3)	($57.9)
Capitalization of software and website development costs	($49.8)	($44.0)	($46.3)	($47.0)	($53.5)	($60.9)	($61.8)	($66.6)	($65.5)
Adjusted free cash flow	**$291.5**	**$244.0**	**$290.2**	**$243.3**	**$185.3**	**$165.8**	**$95.6**	**$74.1**	**$54.6**

Reference:

Value of new finance leases	$1.8	$1.6	$1.7	$1.6	$5.6	$7.0	$7.8	$10.4	$5.1
Cash restructuring payments	$6.3	$9.1	$9.3	$10.3	$8.1	$6.6	$4.1	$2.8	$2.7

Cash paid during the period for interest	$66.8	$72.9	$72.6	$97.9	$96.5	$117.0	$122.3	$108.4	$114.2
Interest expense for Waltham, MA Lease	($1.8)	$—	$—	$—	$—	$—	$—	$—	$—
Cash interest related to borrowing	**$65.0**	**$72.9**	**$72.6**	**$97.9**	**$96.5**	**$117.0**	**$122.3**	**$108.4**	**$114.2**

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW)

(Quarterly, in millions)

	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22
P&L view of interest expense	$17.3	$27.8	$30.5	$30.1	$29.0	$29.7	$25.7	$25.4	$24.2
Less: Interest expense related to investment consideration	$—	$—	$—	$—	$—	($0.7)	($0.2)	($0.1)	$—
Interest expense related to borrowing	**$17.3**	**$27.8**	**$30.5**	**$30.1**	**$29.0**	**$29.0**	**$25.4**	**$25.3**	**$24.2**

Values may not sum to total due to rounding.

Page 34 of 35

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vista and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenue, earnings,and other financial results; our expectations for the evolution of Vista and the anticipated impacts of our investments in the Vista business; our expectations for Vista's new technology platform and anticipated launches of the platform in additional geographies; our expectations for National Pen's e-commerce platform and for National Pen's move from Ireland to Czech Republic; the expected persistence of input costs and supply constraints; our expectations with respect to our competitive position and market share; our planned investments in our business and the expected effects of those investments; our expectations with respect to our leverage position; and our statements about the future in the Outlook section of this document. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of the COVID-19 pandemic, supply chain constraints, and inflation and the timing and pace of economic recovery; our failure to execute on the transformation of the Vista business; costs and disruptions caused by acquisitions; the failure of the businesses we acquire or invest in to perform as expected; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss or unavailability of key personnel or our inability to hire and retain talented personnel; our failure to develop and deploy our mass customization platform, Vista's new technology platform, or National Pen's e- commerce platform or the failure of the technologies to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2021 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 35 of 35